UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BioSig Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

55 Greens Farms Road

Westport, Connecticut 06880

(203) 409-5444

                 , 2022

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of BioSig Technologies, Inc. (the “Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on December 20, 2022, at our headquarters located at 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880.

To facilitate an orderly meeting, we strongly encourage you to advise Lora Mikolaitis by email at info@biosigtech.com or phone at 203-409-5444 ext. 117 if you plan to attend the meeting prior to 5:00 p.m., Eastern Time, on December 19, 2022, and to arrive at the meeting no later than 9:30 a.m., Eastern Time.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about November 7, 2022, rather than a paper copy of the Proxy Statement, the proxy card and our 2021 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2021. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the Proxy Statement and the other proxy materials. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,

Kenneth L. Londoner

Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 20, 2022:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy Card and

2021 Annual Report to Stockholders are available at:

www.proxyvote.com

BIOSIG TECHNOLOGIES, INC.

55 Greens Farms Road, 1st Floor

Westport, Connecticut 06880

(203) 409-5444

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 20, 2022

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of BioSig Technologies, Inc., a Delaware corporation (the “Company”), will be held on December 20, 2022, at 10:00 a.m. Eastern Time, at our headquarters at 55 Greens Farms Road, 1st Floor, Westport, Connecticut. We will consider and act on the following items of business at the Annual Meeting:

(1)

Election of seven directors to serve as directors on our Board of Directors (the “Board”) to serve until our 2023 Annual Meeting of Stockholders or until successors have been duly elected and qualified, for which Kenneth L. Londoner, David Weild IV, Patrick J Gallagher, Donald E. Foley, James J. Barry, Frederick D. Hrkac and James L. Klein are the nominees.

(2)

A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), at a ratio in the range of 1-for-2 to 1-for-10, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”);

(3)	A proposal to approve the Tenth Amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 3,000,000, to a total of 17,474,450 shares.

(4)	An advisory vote on the compensation of the Company’s named executive officers as described in the Proxy Statement accompanying this notice.

(5)	Ratification of the appointment of Marcum LLP (Friedman LLP merged with Marcum LLP effective September 1, 2022) as our independent registered public accounting firm for the 2022 fiscal year.

(6)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the election of the nominees as directors (Proposal 1), “FOR” the approval of the Reverse Stock Split Proposal (Proposal 2), “FOR” the increase in the total number of shares of common stock authorized for issuance under the BioSig Technologies, Inc. 2012 Equity Incentive Plan by 3,000,000, to a total of 17,474,450 shares (Proposal 3), “FOR” the approval of the compensation of the Company’s named executive officers (Proposal 4) and “FOR” the ratification of Marcum LLP as our independent registered public accounting firm for the 2022 fiscal year (Proposal 5).

The Board of Directors has fixed the close of business on October 31, 2022, as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock and Series C Preferred Stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the ten (10) calendar days prior to the Annual Meeting.

To facilitate an orderly meeting, we strongly encourage you to advise Lora Mikolaitis by email at info@biosigtech.com or phone at 203-409-5444 ext. 117 if you plan to attend the meeting prior to 5:00 p.m., Eastern Time, on December 19, 2022, and to arrive at the meeting no later than 9:30 a.m., Eastern Time.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the proxy card and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Kenneth L. Londoner

Kenneth L. Londoner

Chairman and Chief Executive Officer

                 , 2022

BIOSIG TECHNOLOGIES, INC.

55 Greens Farms Road, 1st Floor

Westport, Connecticut 06880

(203) 409-5444

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 20, 2022

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” or “BioSig” refer to BioSig Technologies, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share, and our Series C Convertible Preferred Stock (the “Series C Preferred Stock”) entitled to vote at the 2022 annual meeting of stockholders of the Company (the “Annual Meeting”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of BioSig Technologies, Inc. to be voted at the Annual Meeting to be held on December 20, 2022, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated November ____, 2022 and are expected to be first sent or given to stockholders on or about November 7, 2022.

The executive offices of the Company are located at, and the mailing address of the Company is 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 20, 2022:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, the proxy card and our 2021 Annual Report available to stockholders electronically via the Internet at the following website: www.proxyvote.com.

On or about November ___, 2022, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about November ___, 2022, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about November ___, 2022, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)

election of seven directors to serve as directors on our Board of Directors to serve until our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) or until successors have been duly elected and qualified, for which Kenneth L. Londoner, David Weild IV, Patrick J Gallagher, Donald E. Foley, James J. Barry, Frederick D. Hrkac and James L. Klein are the nominees (“Proposal 1”);

(2)

A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), at a ratio in the range of 1-for-2 to 1-for-10, with such ratio to be determined by the Board in its discretion and included in a public announcement (“Proposal 2”);

(3)

a proposal to approve the Tenth Amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 3,000,000, to a total of 17,474,450 shares (“Proposal 3”);

(4)	an advisory vote on the compensation of the Company’s named executive officers (“Proposal 4”);
(5)	ratification of the appointment of Marcum LLP (Friedman LLP merged with Marcum LLP effective September 1, 2022) as our independent registered public accounting firm for the 2022 fiscal year (“Proposal 5”); and
(6)	such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this Proxy Statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on October 31, 2022 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, _________ shares of common stock were issued and outstanding. On the Record Date, _____ shares of Series C Preferred Stock were issued and outstanding, and after application of the beneficial ownership limitation pursuant to the terms of the Series C Preferred Stock as set forth in the certificate of designation for the Series C Preferred Stock, certain holders of Series C Preferred Stock are entitled to an aggregate of _________ votes on the proposals described in this Proxy Statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

Holders of common stock and the Series C Preferred Stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

The Company has two outstanding classes of voting stock entitled to vote at the Annual Meeting, common stock and Series C Preferred Stock.  Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.  Each holder of Series C Preferred Stock is entitled to the number of votes equal to the number of whole shares of common stock into which the shares of Series C Preferred Stock held by such holder are then convertible (subject to the 4.99% beneficial ownership limitations) with respect to any and all matters presented to the stockholders for their action or consideration. Holders of the Series C Preferred Stock vote together with the holders of common stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Series C Preferred Stock. Holders of our common stock and Series C Preferred Stock will vote together as a single class on all matters described in this Proxy Statement.

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, then either (i) chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Neither Proposal 1 or Proposal 3 is considered a “routine matter.” In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposals 1 or 3. Proposal 2, Proposal 4, and Proposal 5 are considered “routine” matters. Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:

•

Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on December 19, 2022.

•

Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on December 19, 2022.

•

Via mail: if you requested printed proxy materials as provided in the Notice of Internet Availability and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Kenneth L. Londoner and Steve Chaussy to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Kenneth L. Londoner, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

In the election of the nominees as directors (Proposal 1), stockholders may vote for the director nominees or may withhold their votes as to one or more director nominees. With respect to the approval of the Reverse Split (Proposal 2), Tenth Amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan (Proposal 3), the advisory vote on executive compensation (Proposal 4) and the ratification of the independent registered public accounting firm (Proposal 5), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1—FOR the election of the nominees as directors.

Proposal 2—FOR the approval of a Reverse Split

Proposal 3—FOR the approval of the Tenth Amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan.

Proposal 4—FOR the approval of the executive compensation, as described in the Proxy Statement.

Proposal 5—FOR the ratification of the appointment of the independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of the nominees as directors.

Proposal 2—FOR the approval of a Reverse Split

Proposal 3—FOR the approval of the Tenth Amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan.

Proposal 4—FOR the approval of the executive compensation, as described in the Proxy Statement.

Proposal 5—FOR the ratification of the appointment of the independent registered public accounting firm.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•

Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

•	Completing and submitting a new valid proxy bearing a later date.

•

Giving written notice of revocation to the Company addressed to Steve Chaussy, Chief Financial Officer, at the Company’s address above, which notice must be received before 5:00 p.m., Eastern Time, on December 19, 2022.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the seven director nominees who receive the most votes will be elected.

Assuming the presence of a quorum, approval of Proposal 2 will require the affirmative vote of a majority of the outstanding shares entitled to vote for the proposal.

Assuming the presence of a quorum, the approval of the 10th amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan (Proposal 3), the approval of the executive compensation (Proposal 4), and the ratification of the independent registered public accounting firm (Proposal 5) will require the affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that voted for or against such proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect with respect to the election of the nominees as directors (Proposal 1), the Tenth Amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan (Proposal 3), the advisory vote on executive compensation (Proposal 4), or the ratification of the independent registered public accounting firm (Proposal 5). Abstentions will have the same effect as a vote against the proposal to approve the Reverse Split (Proposal 2).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the election of the nominees as directors (Proposal 1), the approval of the Tenth Amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan (Proposal 3) and the advisory vote on executive compensation (Proposal 4) because broker non-votes are not considered shares entitled to vote. With respect to the Reverse Stock Split proposal (Proposal 2), the proposal to ratify the appointment of the independent registered public accounting firm (Proposal 5), and the adjournment proposal, broker-non-votes are not applicable because such proposal is considered a routine matter and therefore a broker holding shares for a beneficial owner will have discretionary authority to vote those shares for such proposal in the absence of voting instructions from the beneficial owner.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Availability, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Chief Financial Officer, Steve Chaussy, at (203) 409-5444 ext. 102.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election

The Board currently is comprised of seven directors. The Board believes seven is an appropriate size for a company with its market capitalization.

Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following seven individuals to serve as directors (collectively, the “Company Nominees”):

Name	Age
Kenneth L. Londoner	55
David Weild IV	65
Patrick J. Gallagher	57
Donald E. Foley	71
James J. Barry, PhD	63
Frederick D. Hrkac	57
James L. Klein	58

If elected, respectively, the Company Nominees will serve until our 2023 Annual Meeting or until successors have been duly elected and qualified. Our Board believes that all of our current directors, including the seven nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

The biographies of the Company Nominees are as follows:

Kenneth L. Londoner. Mr. Londoner has served as our director since February 2009, as our executive chairman since November 2013 and our chief executive officer since July 2017. He previously served as our chairman and chief executive officer from February 2009 to September 2013. Mr. Londoner served as the chief executive officer and president of ViralClear Pharmaceuticals, Inc., a majority-owned subsidiary of the Company (“ViralClear”) from November 2018 through April 2020 and again since October 2020; and served as ViralClear’s chairman of the board of directors from July 2019 through April 2020 and again since October 2020. Mr. Londoner has been serving as ViralClear’s director since November 2018. Mr. Londoner has served as the managing partner of Endicott Management Partners, LLC, a firm dedicated to assisting emerging growth companies in their corporate development since February 2010. From April 2007 to October 2009, he served as executive vice president – corporate business development and senior director of business development and, from November 2009 to December 2010, he served as a consultant to NewCardio, Inc., a medical device designer and developer. Mr. Londoner also served as a director of chatAND Inc. from January 2012 to April 2015. Mr. Londoner is a co-founder and board member of Safe Ports Holdings, Charleston, South Carolina. Mr. Londoner also served as a director of MedClean Technologies, Inc. from November 2008 to September 2010. Mr. Londoner was an investment officer and co-manager of the Seligman Growth Fund, Seligman Capital Fund, and approximately $2 billion of pension assets at J & W Seligman & Co, Inc. in New York from 1991 to 1997. Mr. Londoner graduated from Lafayette College in 1989 with a degree in economics and finance and received his MBA from New York University’s Leonard N. Stern School of Business in 1994.We believe that Mr. Londoner’s extensive experience in financial and venture capital matters, as well as his intimate knowledge of our company as its co-founder make him an asset to our Board.

David Weild IV. Mr. Weild has served as a director since May 2015. Mr. Weild is founder, chairman and chief executive officer of Weild & Co., Inc., an Inc. 5000 Company and parent company of the investment banking firm Weild Capital, LLC. Prior to Weild & Co., Mr. Weild was vice chairman of NASDAQ, president of PrudentialFinancial.com and head of corporate finance and equity capital markets at Prudential Securities, Inc. Mr. Weild holds an M.B.A. from the Stern School of Business and a B.A. from Wesleyan University. Mr. Weild is currently on the board of Scopus BioPharma and INX, LTD and previously served on the board of PAVmed. From September 2010 to June 2011, Mr. Weild served on the board of Helium.com, until it was acquired by R.R. Donnelly & Sons Co. Since 2003, Mr. Weild was a director and then chairman of the board of the 9-11 charity Tuesday’s Children. He became chairman emeritus in late 2016 and still serves on its board. Mr. Weild brings extensive financial, economic, stock exchange, capital markets, and small company expertise to our Board gained throughout his career on Wall Street. He is a recognized expert in capital markets and has spoken at the White House, Congress, the SEC, Organisation for Economic Co-operation and Development and the G-20 on how market structure can be bettered to improve capital formation and economic growth.

Patrick J. Gallagher. Mr. Gallagher has served as our director since July 2014. Mr. Gallagher, MBA, CFA, is an accomplished capital markets executive, advisor, and investor with a distinguished record of success in both the public and private markets. He has nearly 20 years of experience on Wall Street and extensive expertise in alternative investments, capital markets, and marketing. Since September 2014, Mr. Gallagher has served as senior managing director and head of healthcare sales at Laidlaw & Co. (UK) Ltd. Mr. Gallagher serves as a strategic consultant for Athenex, Inc., a biopharmaceutical firm focused on next-generation therapies in oncology and immunology and was the vice president of business development and investor relations from September 2012 to October 2013. He also sits on the board of directors of Cingulate Therapeutics since July 2013, a clinical stage biopharmaceutical company focused on innovative new products for ADHD, as well as Evermore Global Advisors, a global money manager since May 2015. In November 2010, he was appointed by broker Concept Capital, a division of Sanders Morris Harris, as a managing director and the head of institutional sales. In 2001, Mr. Gallagher co-founded BDR Research Group, LLC, an independent sell-side research firm specializing in healthcare investing, financing and operations, and served as its chief executive officer until November 2010. Prior to 2001, he held various sales positions at investment and research firms Kidder Peabody, PaineWebber and New Vernon Associates. Mr. Gallagher is a CFA charter holder, received his MBA from Pennsylvania State University and holds a B.S. degree in finance from the University of Vermont. We believe that Mr. Gallagher’s experience in capital markets and marketing, with extensive expertise concentrated in the life sciences space, make him a valuable resource on our Board.

Donald E. Foley. Mr. Foley has served as a director since October 2015. Mr. Foley was Chairman of the Board and Chief Executive Officer of the Wilmington Trust Corporation from 2010-2011. Prior to Wilmington Trust Corporation, Mr. Foley was Senior Vice President, Treasurer, and Director of Tax for ITT Corporation, a supplier of advanced technology products and services. Prior experiences include executive positions with International Paper Corporation, Mobil Corporation and General Electric Company. Mr. Foley currently serves on the Boards of Directors of Equitable EQAT Funds and Wilmington Trust Mutual Fund complexes. Mr. Foley has served on the Boards of Directors of M&T Corporation from 2011-2012, of Wilmington Trust Company and Wilmington Trust Corporation from 2007-2011, and several other publicly-listed and privately-owned companies. In addition, between 2005 and 2018, Mr. Foley served as Chairman of the Board of Trustees of the Burke Rehabilitation Hospital during which time the Hospital merged with the Montefiore Hospital System and, since 2009, Chair of the Winifred Masterson Burke Foundation and Trustee of the Burke Medical Research Institute. Mr. Foley has served as an advisory board member of M&T Corporation’s Trust and Investment Committee, the Goldman Sachs’ and Northern Trust Company’s Asset Management Groups. Mr. Foley holds an M.B.A. from New York University and a B.A. from Union College where he served as a Trustee and Chairman of the President’s Council. He has also served as a Trustee of the Convent of the Sacred Heart and currently serves as Trustee at the Sacred Heart Network of Schools. He is the Chairman of the Board of the New Beginnings Family Academy, a charter school in Bridgeport, Connecticut. Mr. Foley has extensive financial, economic, capital markets and executive leadership expertise for the BioSig Board gained through his successful career on Wall Street and the Fortune 500.

James J Barry, Ph.D. Dr. Barry has served as our director since September 2021. Dr. Barry has more than 30 years of experience in the medical device industry as an executive and corporate board director. He is currently the Principal Owner at Convergent Biomedical Group LLC since January 2011, a company providing advisory services to the life sciences industry. Prior to Convergent, Dr. Barry was President and CEO at InspireMD, Inc. (Nasdaq: NSPR) from June 2016 to December 2019 and platform technology company, Arsenal Medical from August 2011 to December 2013. Dr. Barry spent the majority of his career at Boston Scientific (NYSE: BSX) from April 1992 to June 2010 with increasing roles of responsibility culminating as Sr. Vice President of Corporate Technology. While at Boston Scientific, Dr. Barry led the development and launch of the TAXUS drug-eluting coronary stent that achieved annual sales exceeding $3 billion. Dr. Barry is the author of multiple peer-reviewed publications and holds more than 40 U.S. and international patents. He holds a Ph.D. in Biochemistry from the University of Massachusetts-Lowell and a B.A. in Chemistry from St. Anselm College. Dr. Barry brings extensive leadership, sales and patent expertise, making him a valuable resource on our Board.

Frederick D. Hrkac. Mr. Hrkac has served as our director since April 2022. Mr. Hrkac has more than 30 years of experience in the medical device industry as an executive and corporate board director. He is currently serves on the board of Serres in Helsinki, Finland since September 2018, and Spineart in Geneva, Switzerland as chairman of the board since August 2017. In 2017, he served as senior vice president corporate development and from 2014-2016 served a senior vice president of global commercial operations of Biosensors International. From 2009-2011, Mr. Hrkac served as Europe, Middle East & Africa president of Boston Scientific where he was responsible for $1.8 billion of sales. From 2005-2009, Mr. Hrkac was an executive of Sorin Group CRM, Paris, France. And, from November 1990-April 2005 he lived in 6 different countries working as an executive of Biosense Webster, a Johnson & Johnson company having laid the groundwork strategically for the most successful J&J division of last 15 years with sales of over $5b in 2021. Mr. Hrkac is a university lecturer at the Kelley School of Business-University of Indiana and at Oxford University, Oxford England teaching strategic planning, and talent and cross-cultural management and development. Mr. Hrkac holds a honours bachelor of business administration from the Wilfrid Laurier University, Waterloo, Ontario Canada. Mr. Hrkac brings extensive expertise in global marketing and strategic business development, making him a valuable resource for our Board.

James L. Klein.  Mr. Klein has served as our director since May 2022. Mr. Klein is an accomplished technology executive and business leader with over 30 years of experience in the RF electronics market. He is experienced in leading high-growth diversified businesses with international footprints. From January 2015 to January 2021, Mr. Klein served as President of Qorvo (previously TriQuint). During his tenure at Qorvo, Mr. Klein was responsible for Qorvo’s Infrastructure and Defense Products (IDP) business unit. Under his leadership, the segment reported approximately $1.2 billion in annual revenue. From January 1997 to July 2011, Mr. Klein was employed by Raytheon and served as the General Manager of Advanced Products Center. He is currently on an Advisory Board at Qorvo Biotechnologies and the on the Electrical and Computer Engineering External Advisory Council at Texas A&M University. Mr. Klein holds a BS & MS in Electrical Engineering from Texas A&M University. As a proven leader with expertise in strategic growth, technology development and board governance, Mr. Klein is an invaluable asset to our Board.

Family Relationships

There are no family relationships amongst our directors and executive officers.

Required Vote and Board Recommendation

If a quorum is present, the Company Nominees will be elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.. The seven Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The Board recommends that you vote “FOR” each Company Nominee.

CORPORATE GOVERNANCE

BioSig, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees, including our principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics addresses, among other things, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Code of Business Conduct and Ethics, improper conflicts of interest or other violations. Our Code of Business Conduct and Ethics is available on our website at www.biosigtech.com in the “Governance Documents” section found under the “Investors” tab. We intend to disclose any future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of any such amendment or waiver.

Policy on Trading, Pledging and Hedging of Company Stock

We maintain an insider trading policy that, among other things, prohibits all officers, including our named executive officers, directors and employees from engaging in “hedging” transactions with respect to our securities. This includes short sales, hedging of share ownership positions, transactions in straddles, collars or other similar risk reduction or hedging devices, and transactions involving derivative securities relating to our common stock. In addition, they are also prohibited from pledging the Company’s securities.

Board Composition

Our Amended and Restated Certificate of Incorporation, as amended, and our Amended and Restated Bylaws, as amended (“Bylaws”), provide that our Board will consist of one or more members, such number of directors to be determined from time to time pursuant to a resolution adopted by a majority of the total number of authorized directors. Vacancies or newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Board Diversity and Board Diversity Matrix

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Nasdaq’s Board Diversity Rule, which was approved by the SEC on August 6, 2021, is a disclosure standard designed to encourage a minimum board diversity objective for companies and provide stakeholders with consistent, comparable disclosures concerning a company’s current board composition. This rule requires companies listed on the Nasdaq exchange to: (1) publicly disclose board-level diversity statistics using a standardized template; and (2) have or explain why they do not have at least two diverse directors. In alignment with the Diversity Objective described in section 5605(f) of the NASDAQ rule, as a Smaller Reporting Company (as defined in Rule 12b-2 under the Exchange Act), we set an objective to have at least two members of the Board who self-identify as diverse (as defined in section 5605(f)(1) of the NASDAQ rule), including at least one diverse director who self-identified as female. As per the NASDAQ rule, the second director may include an individual who self-identifies as one or more of the following: female, LGBTQ+, or an underrepresented minority.

Our current board composition is reflected in the following matrix:

Director Independence

We are currently listed on the NASDAQ Capital Market and therefore rely on the definition of independence set forth in the NASDAQ Listing Rules (“NASDAQ Rules”). Under the NASDAQ Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, we have determined that each of David Weild IV, Patrick J. Gallagher, Donald E. Foley, Frederick D. Hrkac, James L. Klein and James J. Barry has no material relationships with us that would interfere with the exercise of independent judgment and is an “independent director” as that term is defined in the NASDAQ Listing Rules.

Board Committees, Meetings and Attendance

During 2021, the Board held four meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders, either in person or teleconference. During 2021, we had no incumbent director who attended fewer than 75% of the total number of meetings held by the Board and Board committees of which such director was a member. Due to the pandemic, none of the seven directors attended our 2021 annual meeting of stockholders.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board.

As of October 31, 2022, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kenneth L. Londoner*
David Weild IV	Chairman		Member
Patrick J. Gallagher	Member	Member
Donald E. Foley		Chairman	Member
James J. Barry PhD		Member
Frederick D. Hrkac			Chairman
James L. Klein	Member

*	Chairman of the Board of Directors

Audit Committee

Our Audit Committee is responsible for, among other matters:

•	approving and retaining the independent auditors to conduct the annual audit of our financial statements;

•	reviewing the proposed scope and results of the audit;

•	reviewing and pre-approving audit and non-audit fees and services;

•	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

•	reviewing and approving transactions between us and our directors, officers and affiliates;

•	recognizing and preventing prohibited non-audit services;

•	establishing procedures for complaints received by us regarding accounting matters;

•	overseeing internal audit functions, if any; and

•	preparing the report of the audit committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee is composed of Messrs. Weild, Gallagher and Klein, each of whom our board has determined to be financially literate and qualifies as an independent director under Section 5605(a)(2) and Section 5605(c)(2)(A) of the rules of the NASDAQ Stock Market. Further, each member of our Audit Committee is also considered independent under SEC Rule 10A-3. Mr. Weild is the chairman of our audit committee. In addition, Mr. Weild qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee met four times during 2021. Our Audit Committee’s charter is available on our website at www.biosigtech.com in the “Governance Documents” section found under the “Investors” tab.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

•	reviewing and recommending the compensation arrangements for management, including the compensation for our president and chief executive officer;

•	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

•	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•	administering our stock incentive plans; and

•	preparing the report of the compensation committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Compensation Committee is composed of Messrs. Foley, Gallagher and Barry, each of whom qualifies as an independent director under Section 5605(a)(2) of the rules of the NASDAQ Stock Market, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and a “non-employee director” for purposes of Section 16b-3 under the Securities Exchange Act of 1934, as amended, and does not have a relationship to us which is material to his ability to be independent from management in connection with the duties of a compensation committee member, as described in Section 5605(d)(2) of the rules of the NASDAQ Stock Market. Mr. Foley is the chairman of our compensation committee. The Compensation Committee met four  times during 2021. We did not engage any consultants in determining or recommending the amount or form of executive and director compensation during 2021. Our Compensation Committee’s charter is available on our website at www.biosigtech.com in the “Governance Documents” section found under the “Investors” tab.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	evaluating the current composition, organization and governance of the Board and its committees, and making recommendations for changes thereto;

●	reviewing each director and nominee annually;

●	determining desired Board member skills and attributes and conducting searches for prospective members accordingly;

●	evaluating nominees, and making recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, proposal of the slate of directors for election to the Board, and the termination of membership of individual directors in accordance with the Board’s governance principles;

●	overseeing the process of succession planning for the chief executive officer and, as warranted, other senior officers of the Company;

●	developing, adopting and overseeing the implementation of a code of business conduct and ethics; and

●	administering the annual Board performance evaluation process.

Our Nominating and Corporate Governance Committee is composed of Messrs. Hrkac, Foley and Weild, each of whom qualifies as an independent director under Section 5605(a)(2) of the rules of the NASDAQ Stock Market. Mr. Hrkac is the chairman of our nominating and corporate governance committee. The Nominating and Corporate Governance Committee met two times during 2021. Our Nominating and Corporate Governance Committee’s charter is available on our website at www.biosigtech.com in the “Governance Documents” section found under the “Investors” tab.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2021.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our annual meetings of stockholders. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;

●

our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure and Role in Risk Oversight

The Board is committed to promoting effective, independent governance of the Company. Our Board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the positions of Chairman of the Board and principal executive officer are filled by one individual, Kenneth L. Londoner, coupled with a lead independent director position to further strengthen the leadership structure. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks. However, our Board believes the current structure provides an efficient and effective leadership model for the Company and that combining the Chairman of the Board and principal executive officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and principal executive officer.

Specifically:

●	Six of the seven current directors of the Company (six of the seven Company Nominees) are independent directors;

●	All of the members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are independent directors;

●	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Londoner and other members of management; and

●

The Board and its committees remain in close contact with, and receive reports on, various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, BioSig Technologies, Inc., 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880. Our Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee director of our Board during the fiscal year ended December 31, 2021. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Director Compensation Table

2021

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)			Option Awards ($) (1)		All Other Compensation ($) (1)(2)	Total ($)
Donald E. Foley	$65,000		$-	(2)	$119,633	(3)		$184,633
Andrew L. Filler *	$20,000		$-		$-			$20,000
Patrick J Gallagher	$60,000		$-	(4)	$79,756	(5)		$139,756
Jeffrey F O’Donnell, Sr#	$80,000		$67,957		$-			$80,000
David Weild, IV	$80,000		$-	(6)	$119,633	(7)		$199,633
Samuel E. Navarro	$60,000		$-	(8)	$79,756	(9)		$139,756
Martha Pease*	$15,000		$-		$-			$15,000
James J. Barry PhD^	$15,000		$-	(10)	$166,907	(11)		$181,907
Anthony Zook	$60,000		$-	(12)	$79,756	(13)		$139,756
		$
Total:	$455,000		$-		$645,441		-	$1,100,441

(1)

In accordance with SEC rules, this column reflects the aggregate fair value of stock or option awards granted during the fiscal year ended December 31, 2021, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions.

(2)	As of December 31, 2021, Mr. Foley had no outstanding stock awards of shares of common stock.
(3)

Represents a stock option granted December 28, 2021 for the purchase of 75,000 shares of common stock, vesting immediately at an exercise price of $2.44 share and termination date of December 28, 2031. As of December 31, 2021, Mr. Foley had outstanding options representing the right to purchase of 274,000 shares of common stock.

(4)	As of December 31, 2021, Mr. Gallagher had no outstanding stock awards of shares of common stock.
(5)

Represents a stock option granted December 28, 2021 for the purchase of 50,000 shares of common stock, vesting immediately at an exercise price of $2.44 per share and termination date of December 28, 2031. As of December 31, 2021, Mr. Gallagher had outstanding options representing the right to purchase of 186,240 shares of common stock.

(6)	As of December 31, 2021, Mr. Weild had no outstanding stock awards of shares of common stock.
(7)

Represents a stock option granted December 28, 2021 for the purchase of 75,000 shares of common stock, vesting immediately at an exercise price of $2.44 per share and termination date of December 28, 2031. As of December 31, 2021, Mr. Weild had outstanding options representing the right to purchase of 395,372 shares of common stock.

(8)	As of December 31, 2021, Mr. Navarro had no outstanding stock awards of shares of common stock.
(9)

Represents a stock option granted December 28, 2021 for the purchase of 50,000 shares of common stock, vesting immediately at an exercise price of $2.44 per share and termination date of December 28, 2031. As of December 31, 2021, stock. As of December 31, 2021, Mr. Navarro had (i) outstanding options representing the right to purchase of 129,000 shares of common stock and (ii) outstanding 329,000 restricted stock units representing rights to shares of ViralClear common stock.

(10)	As of December 31, 2021, Dr. Barry had no outstanding stock awards of shares of common stock.
(11)

Represents (i) a stock option granted October 4, 2021 for the purchase of 50,000 shares of common stock, 50% vesting immediately and 50% vesting September 20, 2022 at an exercise price of $2.89 per share and termination date of October 4, 2031 and (ii) a stock option granted December 28, 2021 for the purchase of 50,000 shares of common stock, vesting immediately at an exercise price of $2.44 per share and termination date of December 28, 2031. As of December 31, 2021, Mr. Barry had outstanding options representing the right to purchase of 100,000 shares of common stock.

(12)	As of December 31, 2021, Mr. Zook had no outstanding stock awards of shares of common stock.
(13)

Represents a stock option granted December 28, 2021 for the purchase of 50,000 shares of common stock, vesting immediately at an exercise price of $2.44 per share and termination date of December 28, 2031. As of December 31, 2021, stock. As of December 31, 2021, Mr. Zook had (i) outstanding options representing the right to purchase of 50,000 shares of common stock and (ii) outstanding ViralClear options representing the right to purchase 100,000 shares of ViralClear common stock.

* Effective as of June 28, 2021, Mr. Filler and Ms. Pease retired as a director of the Company.

# Mr. O’Donnell resigned from the Board on June 30, 2021.

^ Mr. Barry was appointed to the Board on September 20, 2021.

On December 21, 2018, the Board had elected Jeffrey F. O’Donnell as lead independent director of the Company for a term of one (1) year, commencing January 1, 2019, or until his replacement is elected. For his services as lead director until he resigned, Mr. O’Donnell received cash compensation of $12,000 per month in 2021 for five months in addition to the compensation paid to Mr. O’Donnell as a member of the Board.

Starting in January 2021, directors of the Company are entitled to receive $15,000 per quarter, or $20,000 for committee chair, to attend board meetings in person and $7,500 per quarter if attended telephonically (although this was waived due to pandemic).

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our voting securities as of October 31, 2022 by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our named executive officers and directors; and (iii) all of our named directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o BioSig Technologies, Inc, 55 Greens Farms Road, 1st Floor, Westport, Connecticut 06880. Percentage of common stock ownership is based on _________ shares of common stock issued and outstanding as of October 31, 2022. Percentage of Series C Preferred Stock ownership is based on ____ shares of Series C Preferred Stock issued and outstanding as of October 31, 2022.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of common stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of October 31, 2022 by that stockholder are deemed outstanding.1

Name	Number of Shares of Common Stock Beneficially Owned (1)		Percentage Class (1) (2)	Number of Shares of Series C Preferred Stock Beneficially Owned	Percentage Class (12)	Total Voting Power
Directors and Named Executive Officers
Kenneth L. Londoner		(3)	—	—	—	—
Patrick J. Gallagher		(4)	—	—	—	—
Steve Chaussy		(5)	—	—	—	—
David Weild IV		(6)	—	—	—	—
Donald E. Foley		(7)	—	—	—	—
James Barry		(8)	—	—	—	—
Frederick D. Hrkac		(9)	—	—	—	—
James L. Klein		(10)	—	—	—	—
John Sieckhaus			—	—	—	—
Michael Graydon Fleming, Jr.		(11)	—	—	—	—
Zachary Koch			—	—	—	—

All directors and executive officers as a group of ten persons			—	—	—	—
Series C Holders
Ray Weber		(13)	—	—	—	—
INTL FCStone Financial Inc C/F Raymond E Weber IRA		(14)	—	—	—	—
Martin F. Sauer		(15)	—	—	—	—

1 SEC rules require companies to indicate (in a footnote to the beneficial ownership table or in another manner) the number of shares that are held in margin accounts or pledged or otherwise available to a lender as security by executive officers and directors.

(1)

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of October 31, 2022, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into common stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	These percentages have been calculated based on _____ shares of common stock outstanding as of October 31, 2022.
(3)

Comprised of (i) ______ shares of common stock directly held by Mr. Londoner, (ii) _______ shares of common stock held by Endicott Management Partners, LLC, an entity for which Mr. Londoner is deemed the beneficial owner, (iii) options to purchase ______ shares of common stock that are currently exercisable. Mr. Londoner has sole voting and dispositive power over the securities held for the account of Endicott Management Partners, LLC.

(4)

Comprised of (i) _______ shares of common stock directly held by Mr. Gallagher, (ii) ______ shares of common stock held by Amy E Gallagher Educational Trust for which Mr. Gallagher is deemed the beneficial owner with sole voting and dispositive power over the securities held by the trust, (iii) ______ shares of common stock held by Hans Gallagher Educational Trust for which Mr. Gallagher is deemed the beneficial owner with sole voting and dispositive power over the securities held by the trust, and (iv) options to purchase _______ shares of common stock that are currently exercisable or exercisable within 60 days of October 31, 2022.

(5)	Comprised of (i) _____ shares of common stock and (ii) options to purchase _____ shares of common stock that are currently exercisable.
(6)	Comprised of (i) ______ shares of common stock and (ii) options to purchase ______ shares of common stock that is currently exercisable.
(7)	Comprised of (i) _____ shares of common stock, (ii) options to purchase ______ shares of common stock that are currently exercisable or exercisable within 60 days of October 31, 2022.
(8)	Comprised of options to purchase shares of common stock that are currently exercisable or exercisable within 60 days of October 31, 2022.
(9)	Comprised of options to purchase shares of common stock that are currently exercisable or exercisable within 60 days of October 31, 2022.
(10)

Comprised of (i) _____ shares of common stock, (ii) ______ warrants to purchase common stock exercisable within 60 days of October 31, 2022, and (iii) ______ options to purchase shares of common stock that are currently exercisable or exercisable within 60 days of October 31, 2022.

(11)	Comprised of (i) _____ shares of common stock, (ii) options to purchase ______ shares of common stock that are currently exercisable or exercisable within 60 days of October 31, 2022.
(12)	These percentages have been calculated based on _____ shares of Series C Preferred Stock outstanding as of October 31, 2022.
(13)

Comprised of shares of common stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of October 31, 2022. Ray Weber may also be deemed beneficial owner of shares held by INTL FCStone Financial Inc C/F Raymond E Weber IRA. Mr. Weber’s address is 27 Zabriskie St., Jersey City, NJ 07307.

(14)

Comprised of shares of common stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of October 31, 2022. This stockholder’s address is 27 Zabriskie St., Jersey City, NJ 07307.

(15)

Comprised of shares of common stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of October 31, 2022. This stockholder’s address is 1028 Steeplechase Dr. Lancaster, PA 17601.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with related persons are governed by our Code of Conduct and Ethics, which applies to all of our directors, officers and employees. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by our Board, as a whole, or the Audit Committee. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Code of Conduct and Ethics.

On November 1, 2017, in connection with Mr. Filler joining our Board, we entered into a Master Services Agreement (the “Agreement”) with 3LP Advisors LLC (d/b/a Sherpa Technology Group) (“Sherpa”) and an initial statement of work (the “SOW”), pursuant to which Sherpa will develop, execute and expand our intellectual property strategy over the course of the next approximately 18 months by evaluating the business and technology landscape in which the Company operates, and charting and executing a strategy of patent filing and licensing.

In connection with the SOW, the Company paid Sherpa a fee of (i) $200,000 in cash, of which $25,000 was paid on January 1, 2018, and the remainder was paid in the first quarter of 2018 upon completion of certain objectives, and (ii) a ten-year option to purchase up to 120,000 shares of the Company’s common stock at an exercise of $3.625 per share of common stock, of which 60,000 options vested immediately and 60,000 options vested at completion of performance-related conditions (subsequently, conditions met). The SOW has been subsequently extended through 2021 at a monthly rate of $15,000 per month. Mr. Filler is the general counsel and partner of Sherpa. During the years ended December 31, 2021 and 2020, the Company paid $180,000 and $266,863 as patent costs, consulting fees and expense reimbursements. As of December 31, 2021, and 2020, there was an unpaid balance of $15,000 and $15,000, respectively. As of June 28, 2021, Mr. Filler resigned from our Board.

On June 28, 2021, in connection with the departure of two board members, Ms. Pease and Mr. Filler, the Company extended for up to two years 125,000 and 50,000 previously granted options that would normally expire 90 days after leaving service.

On June 30, 2021, in connection with the resignation of Mr. O’Donnell, a board member, the Company entered into a one-year consulting contract and extended for up to two years from end of contract service: 240,000 previously granted Company options, 25,000 previously granted ViralClear options and 329,000 previously issued ViralClear restricted stock units; all of which would normally expire 90 days after leaving service. In addition, the Company accelerated to fully vested previously issued restricted stock units and issued 50,000 shares of the Company’s common stock in settlement.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2021, the following is the number of late reports filed since the beginning of the last fiscal year, under Section 16(a) and the number of transactions reflected therein as not reported on a timely basis during such fiscal year by such executive officers and directors:

●	One Form 4 was filed late for Mr. Londoner with respect to 1 transaction.
●	One Form 4 was filed late for Dr. Barry with respect to 1 transaction.
●	One Form 4 was filed late for Mr. Foley with respect to 1 transaction.
●	One Form 4 was filed late for Mr. Gallagher with respect to 1 transaction.
●	One Form 4 was filed late for Mr. Navarro with respect to 1 transaction.
●	One Form 4 was filed late for Mr. Weild with respect to 1 transaction.
●	One Form 4 was filed late for Mr. Zook with respect to 1 transaction

EXECUTIVE COMPENSATION

Compensation Philosophy and Practices

We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.

Our compensation packages are also designed to be competitive in our industry. The Compensation Committee from time-to-time consults with other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our corporate goals.

Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to provide higher compensation if certain key performance goals are satisfied.

The main principles of our fiscal year 2021 compensation strategy included the following:

●

An emphasis on pay for performance. A significant portion of our executive officers’ total compensation is variable and at risk and tied directly to measurable performance, which aligns the interests of our executives with those of our stockholders;

●

Performance results are linked to Company and individual performance. When looking at performance over the year, we equally weigh individual performance as well as that of the Company as a whole. Target annual compensation is positioned to allow for above-median compensation to be earned through an executive officer’s and the Company’s extraordinary performance; and

●

Equity as a key component to align the interests of our executives with those of our stockholders. Our Compensation Committee continues to believe that keeping executives interests aligned with those of our stockholders is critical to driving toward achievement of long-term goals of both our stockholders and the Company.

The following table sets forth the names, ages and positions of our executive officers and certain significant employees as of October 31, 2022:

Name	Age	Position with the Company
Kenneth L. Londoner	55	Chief Executive Officer, Chairman, and Director
Steve Chaussy	68	Chief Financial Officer
John Sieckhaus	55	Chief Operating Officer
Michael Graydon Fleming, Jr	46	Chief Commercial Officer
Zachary Koch	44	Clinical Director

For information on the business background of Mr. Londoner, see page___ of this Proxy Statement.

Steve Chaussy. Mr. Chaussy has served as our chief financial officer on a full-time basis since January 2018.  Mr. Chaussy served as our chief financial officer on a part time basis from May 2011 to January 2018. Mr. Chaussy has been serving as ViralClear’s chief financial officer, secretary and treasurer since November 2018. Since 2005, Mr. Chaussy has been the sole proprietor of Anna & Co., Inc., a consulting company that offers services to small publicly traded companies. Anna & Co., Inc. provides general financial and accounting services, with a special emphasis towards SEC reporting and compliance, to companies that lack sufficient resources to hire full-time employees to provide such services. From 2001 to 2005, Mr. Chaussy provided services as both a chief financial officer and as a consultant to small publicly traded companies. Prior to 2001, Mr. Chaussy served as chief financial officer for a large private distribution and wholesaling company, where he gained international experience. Mr. Chaussy is a graduate of Virginia Polytechnic Institute and State University and is a licensed certified public accountant in Virginia, California and Florida.

John Sieckhaus. Mr. Sieckhaus brings to the Company 30 years in the healthcare industry, including 21 years at St. Jude Medical and Abbott Laboratories (NYSE: ABT). During his tenure with St. Jude Medical, Mr. Sieckhaus held commercial leadership positions of rising responsibility, including U.S. National Sales Leader, Senior Vice President & General Manager when he led sales and customer relationship management activities in the United States across all cardiovascular product lines. Mr. Sieckhaus's experience in building and leading high-performance teams, in addition to integrating multiple new and novel technologies and introducing them commercially, led to significant revenue growth for St. Jude Medical over his career. Most recently, Mr. Sieckhaus held the position of Vice President – Field Clinical Affairs for Abbott for the United States and CALA, where he created a world-class field clinical and monitoring team to support clinical trials across multiple business units within Abbott's Cardiovascular portfolio. Mr. Sieckhaus holds a Bachelor of Science degree in Biomedical Engineering from Johns Hopkins University.

Michael Graydon Fleming, Jr. Mr. Gray Fleming has served as our Chief Commercial Officer since December 2021. Mr. Fleming brings to the Company over 20 years in the healthcare industry, including 17 years at Abbott Laboratories and St. Jude Medical. During his tenure with Abbott, Mr. Fleming held several commercial leadership positions, including Vice President of Cardiac Sales, when he led sales and customer relationship management activities in some of the most significant strategic areas of focus. Mr. Fleming's experience in delivering high-performing sales management initiatives led to substantial revenue growth with several key accomplishments, including the successful contracting of multiple leading IDN and GPO organizations. These initiatives resulted in some of the largest market share gains in the company's history while also delivering substantial overhauls of historically underperforming US regions. Most recently, Mr. Fleming held the position of Chief Commercial Officer at Carecubes, a company created to provide a temporary and scalable negative pressure isolation technology solution based upon original joint request from the Defense Advanced Research Projects Agency (DARPA) and Centers for Disease Control and Prevention (CDC). Mr. Fleming holds a Bachelor of Business Administration degree with a Major in Marketing from Stephen F. Austin State University in Texas and a certificate in Leadership in Excellence and Development (LEAD) Program from the University of Texas.

Zachary Koch. Mr. Koch has served as our Clinical Director since January 2022. Mr. Koch brings over 20 years of experience in clinical strategy and sales in electrophysiology and cardiovascular devices. Mr. Koch joins BioSig's leadership following a 16-year tenure at Abbott and St. Jude Medical, where he held numerous positions across the company's clinical, sales, training, and commercial teams. Mr. Koch has personally supported over 5000 cardiac mapping procedures, and has created and lead several advanced training and education initiatives for St Jude Medical and Abbott EP. More recently, within his role as Manager of Strategic EP Clinical Development, Mr. Koch successfully founded and launched the Key Accounts Organization for Abbott EP and led the business and clinical strategy across nine National Key Accounts. These efforts generated a 20% increase in EP case volume and revenue for the company. He also founded the AAA advanced training program that led to a significant improvement of clinical support with the Key Accounts Organization. He has been recognized for his sales and business delivery as a three-time recipient of Abbott's Field Service Award, an honor bestowed upon the top clinical specialists in the US sales division. He is also a certified electrophysiology and cardiac device specialist, a distinguished honor apportioned by the International Board of Heart Rhythm Examiners. Mr. Koch served as a Hospital Corpsman in the United States Navy. He provided infantry medical support for the Second Marine Division and the Executive Medical Team at the National Naval Medical Center in Washington DC. He holds a degree in Cardiovascular Technology from the Naval School of Health Sciences, where he graduated with honors and distinction.

Summary Compensation Table

The following table sets forth the names and positions of: (i) each person who served as our principal executive officer during the year ended December 31, 2021; (ii) our most highly compensated executive officer, other than our principal executive officer, who was serving as an executive officer, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2021, with compensation of $100,000 or more, and (iii) an additional individual for whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as our executive officer at December 31, 2021 (collectively our “Named Executive Officers”):

Name and principal position	Year	Salary ($)		Bonus ($)		Stock Awards ($) (1)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Kenneth L. Londoner, Chief Executive Officer, Executive Chairman and Director (17)	2021	840,000	(2)	105,000		1,197,000	(3)	119,633	(4)	93,381	(5)	2,355,014
	2020	741,667	(6)	395,000		1,600,000	(7)	356,388	(8)	62,000	(9)	3,155,055
Steven Chaussy, Chief Financial Officer (18)	2021	480,000	(10)	125,000		598,500	(11)	-		6,000	(12)	1,209,500
	2020	418,417	(13)	340,000	(14)	800,000	(15)	-		6,000	(16)	1,564,417

(1)

In accordance with SEC rules, this column reflects the aggregate fair value of the stock awards or option awards, as applicable, granted during the respective fiscal year computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions. The assumptions made in the valuation of the share-based payments are contained in Notes 9 and 10 to our financial statements for the fiscal year ended December 31, 2019 in our Annual Report on Form 10-K for the year ended December 31, 2019.

(2)	Represents (i) salary of $665,000 from Company and (ii) salary of $175,000 from ViralClear.
(3)	Represents a common stock award of 300,000 fully vested shares granted on January 5, 2021
(4)	Represents a stock option granted December 28, 2021 for the purchase of 75,000 shares of common stock, vesting immediately at an exercise price of $2.44 and termination date of December 28, 2031.
(5)	Represents (i) director fees of $80,000, (ii) $12,000 auto allowance in lieu for reimbursement of mileage, (iii) $1,381 personal part of business travel expenses
(6)	Represents (i) salary of $625,000 from Company and (ii) salary of $116,667 from ViralClear.
(7)

Represents (i) restricted stock unit, granted March 30, 2020, for 160,000 shares of ViralClear common stock, fully vested and (ii) a restricted stock unit, dated March 30, 2020, for 160,000 shares of ViralClear common stock with 80,000 vesting upon filing of Form S-1 for ViralClear and 80,000 vesting upon completion of a spin-off of ViralClear.

(8)	Represents a stock option granted April 14, 2020 for the purchase of 100,000 shares of common stock, vesting immediately at an exercise price of $4.66 and termination date of April 14, 2030
(9)	Represents (i) director fees of $50,000 and (ii) $12,000 auto allowance in lieu for reimbursement of mileage.
(10)	Represents (i) salary of $380,000 from Company and (ii) salary of $100,000 from ViralClear.
(11)	Represents a common stock award of 150,000 fully vested shares granted on January 5, 2021
(12)	Represents an auto allowance in lieu of reimbursement for mileage.
(13)	Represents (i) salary of $351,750 from Company and (ii) salary of $66,667 from ViralClear.
(14)	Represents (i) bonus of $290,000 from Company and (ii) bonus of $50,000 from ViralClear.
(15)

Represents a restricted stock unit, dated March 30, 2020, for 160,000 shares of ViralClear common stock with 80,000 vesting upon filing of Form S-1 for ViralClear and 80,000 vesting upon completion of a spin-off of ViralClear.

(16)	Represents an auto allowance in lieu of reimbursement for mileage.
(17)	Mr. Londoner served as our Executive Chairman and Director through the entirety of our last two fiscal years. Mr. Londoner has served as our Chief Executive Officer since July 31, 2017.
(18)	Mr. Chaussy served as our Chief Financial Officer through the entirety of our last two fiscal years. Mr. Chaussy has served as our Chief Financial Officer since January 1, 2018.

Narrative Disclosure to Summary Compensation Table

Executive Employment Agreements

Messrs. Londoner and Chaussy are at-will employees and do not have employment agreements with us. Additionally, we do not have any agreements that would provide for payment to any of Messrs. Londoner and Chaussy following, or in connection with the resignation, retirement, or other termination of either of them, a change of control of us, or a change in either of their responsibilities following a change of control of us.

Mr. Londoner and Mr. Chaussy received additional equity awards during 2020 from ViralClear for their roles as executive officers at ViralClear. For more detailed discussion of such awards, please see under the section titled “Certain Relationships and Related Transactions” in this Proxy Statement.

Kenneth L. Londoner

Mr. Londoner’s salary, bonus and stock awards were determined by the Compensation Committee with consultation from members of the board of directors.

Mr. Londoner also serves as the director of ViralClear, and from September 24, 2019 to April 28, 2020 and again since October 30, 2020, Mr. Londoner serves as the chairman of the board of directors and chief executive officer of ViralClear. Mr. Londoner receives $175,000 annually from ViralClear for his services (which was partially paid in 2020). Mr. Londoner has received and may be granted awards under the ViralClear Plan.

Steve Chaussy

Mr. Chaussy’s salary, bonus and stock awards were determined by the chairman of the board with consultation from members of the board of directors.

Steve Chaussy also serves as the chief financial officer of ViralClear and, commencing on September 24, 2019, receives an annual salary of $100,000 from ViralClear (which was partially paid in 2020). Mr. Chaussy has received and may be granted awards under the ViralClear Plan.

Retirement Plans

As part of our overall compensation program, we provide all full-time employees, including our named executive officers, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee pre-tax contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer up to 100 percent of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees.

Employee Benefits and Perquisites

Along with all other full-time employees, Mr. Londoner and Mr. Chaussy are eligible to participate in our health and welfare plans which are comprised of medical, vision, life, and dental insurance benefits and an FSA plan.

No Tax Gross-Ups

We do not make gross-up payments to cover our executives’ personal income taxes that may pertain to any of the compensation paid by us.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2021.

Name	Number of Securities underlying Unexercised Options (#) Exercisable		Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Kenneth	100,000	(1)	-	$4.66	4/14/2030	-	$-	-	$-
Londoner	75,000	(1)	-	$2.44	12/28/2031	-	$-	-	$-

Steven	12,000	(2)	-	$5.23	6/11/2023	-	$-	-	$-
Chaussy

(1) Each of these options vested immediately

(2) Each of these options vested immediately

BioSig Technologies, Inc. 2012 Equity Incentive Plan

On October 19, 2012, our board of directors adopted the BioSig Technologies, Inc. 2012 Equity Incentive Plan (the “2012 Plan”), which provides for the grant of stock options, stock appreciation rights, restricted stock and restricted stock units to employees, directors and consultants, to be granted from time to time as determined by our board of directors or its designees. Our stockholders approved the 2012 Plan on October 17, 2012. The 2012 Plan was amended as of September 29, 2013 to, among other things, increase the number of shares of our common stock authorized under the plan. The 2012 Plan was amended seven subsequent times (as of September 29, 2013, October 14, 2014, May 5, 2015, May 22, 2015, November 18, 2016, July 30, 2018, November 18, 2019, June 26, 2020 and June 27, 2021 to increase the number of shares of our common stock authorized under the plan. An aggregate of 14,474,450 shares of common stock are reserved for issuance under the 2012 Plan, and, as of October 31, 2022, there were ______ shares remaining available for future issuance of awards under the 2012 Plan. As of October 31, 2022, the number of shares issuable upon exercise of outstanding options and underlying restricted stock awards granted under the 2012 Plan are _____. The Incentive Plan will expire by its terms ten (10) years from the earlier of the date of its adoption by our Board and its approval by our stockholders. For description of the 2012 Plan, see “Proposal 2: Approval of the Tenth Amendment to the BioSig Technologies, Inc. 2012 Equity Incentive Plan.”

ViralClear Pharmaceuticals, Inc. 2019 Equity Incentive Plan

On September 24, 2019, the board of directors (the “ViralClear Board”) of ViralClear approved the ViralClear Plan, subject to stockholder approval, which provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, and restricted stock units to key employees, key contractors, and outside directors of ViralClear, to be granted from time to time as determined by the ViralClear Board or its designee. An aggregate of 4,000,000 shares of the ViralClear common stock are reserved for issuance under the ViralClear Plan. The material features of the ViralClear Plan are described below.

Purpose.  The purpose of the ViralClear Plan is to enable ViralClear to attract and retain the services of key employees, key contractors, and outside directors of ViralClear and its subsidiaries and to provide such persons with a proprietary interest in ViralClear. The ViralClear Plan provides for the granting of incentive stock options, nonqualified stock options, SARs, restricted stock, and restricted stock units, which may be granted singly, in combination, or in tandem; which may be paid in cash, shares of common stock, or a combination of cash and shares of common stock, as described in more detail below; and which will increase the interest of such persons in ViralClear’s welfare, furnish an incentive to such persons to continue their services for ViralClear or its subsidiaries, and provide a means through which ViralClear may attract able persons as employees, contractors, and outside directors.

Effective Date and Expiration.  The ViralClear Plan became effective on September 24, 2019 and will continue in effect for a term of 10 years, unless earlier terminated by the ViralClear Board.

Share Authorization. Subject to certain adjustments, the maximum aggregate number of shares of our common stock that may be delivered pursuant to awards under the ViralClear Plan is currently 4,000,000 shares, 100% of which may be delivered pursuant to incentive stock options.

Shares to be issued may be made available from authorized but unissued common stock, common stock held by ViralClear in its treasury, or common stock purchased by ViralClear on the open market or otherwise. During the term of the ViralClear Plan, ViralClear will at all times reserve and keep available the number of shares of common stock sufficient to satisfy the requirements of the ViralClear Plan. If an award under the ViralClear Plan is forfeited, expires, or is canceled, in whole or in part, then the number of shares of common stock covered by the award or stock option so forfeited, expired, or canceled may again be awarded pursuant to the provisions of the ViralClear Plan. In the event that previously acquired shares of common stock are delivered to ViralClear in full or partial payment of the exercise price for the exercise of a stock option granted under the ViralClear Plan, the number of shares of common stock available for future awards under the ViralClear Plan shall be reduced only by the net number of shares of common stock issued upon the exercise of the stock option. Awards that may be satisfied either by the issuance of shares of common stock or by cash or other consideration shall be counted against the maximum number of shares of common stock that may be issued under the ViralClear Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares of common stock. Awards will not reduce the number of shares of common stock that may be issued pursuant to the ViralClear Plan if the settlement of the award will not require the issuance of shares of common stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the ViralClear Plan to the contrary, only shares forfeited back to ViralClear, shares canceled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of a stock option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of incentive stock options under the ViralClear Plan, but shall not increase the maximum number of shares of common stock that may be delivered pursuant to awards under the ViralClear Plan as the maximum number of shares of common stock that may be delivered pursuant to incentive stock options.

Administration. The ViralClear Plan may be administered by our ViralClear Board or such committee of the ViralClear Board as is designated by it to administer the ViralClear Plan (the “Committee”).  The ViralClear Board or the Committee will determine and designate the persons to whom awards are to be made and set forth the award period, date of grant, terms, provisions, limitations, and performance requirements of awards. The Committee will determine whether an award shall include one type of equity incentive, two or more equity incentives granted in combination, or two or more equity incentives granted in tandem. The ViralClear Board may authorize one or more officers of ViralClear to designate one or more employees as eligible persons to whom nonqualified stock options, incentive stock options, or SARs will be granted under the ViralClear Plan and determine the number of shares of common stock that will be subject to such stock options, incentive stock options, or SARs. The Committee will interpret the ViralClear Plan and award agreements; prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the ViralClear Plan; and establish performance goals for an award and certify the action as it deems necessary or advisable in the administration of the ViralClear Plan. The Committee may delegate to officers of ViralClear the authority to perform specified functions under the ViralClear Plan. With respect to restrictions in the ViralClear Plan that are based on the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), the rules of any exchange or inter-dealer quotation system upon which ViralClear’s securities are listed or quoted, or any other applicable law, to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding awards. Subject to the provisions of the ViralClear Plan, the ViralClear Board and Committee’s decisions, determinations, and interpretations will be final, binding, and conclusive on all ViralClear Plan participants and any other award holders.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and outside directors of ViralClear whose judgment, initiative, and efforts contributed to, or may be expected to contribute to, the successful performance of ViralClear are eligible to participate in the ViralClear Plan, provided that only employees of a corporation shall be eligible to receive incentive stock options.

Grant of Awards. The grant of an award shall be authorized by the Committee and shall be evidenced by an award agreement setting forth the applicable award being granted; the total number of shares or units to be granted; the price to be paid, if any; the award period; the date of grant; and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee. The Company shall execute an award agreement with a participant after the Committee approves the issuance of an award. Any award granted pursuant to the ViralClear Plan must be granted within 10 years of the date of adoption of the ViralClear Plan by the ViralClear Board. The ViralClear Plan shall be submitted to ViralClear’s stockholders for approval; however, the Committee may grant awards under the ViralClear Plan prior to the time of stockholder approval. Any such award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an award to a participant shall not be deemed either to entitle the participant to, or to disqualify the participant from, receipt of any other award under the ViralClear Plan. If the Committee establishes a purchase price for an award, the participant must accept such award within a period of 30 days (or such shorter period as the Committee may specify) after the date of grant by executing the applicable award agreement and paying such purchase price. Any award under the ViralClear Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

Stock Options. The Committee may grant either incentive stock options, qualifying under Section 422 of the Code, or nonqualified stock options, provided that only employees of ViralClear are eligible to receive incentive stock options. The option price for any share of common stock which may be purchased under a nonqualified stock option for any share of common stock must be equal to or greater than the fair market value of such share on the date of grant. The option price for any share of common stock which may be purchased under an incentive stock option must be at least equal to the fair market value of such share on the date of grant. If an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of ViralClear (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of our common stock on the date of grant. No dividends may be paid or granted with respect to any stock option. No stock option shall be granted with a term of greater than 10 years from its date of grant; however, if an employee owns or is deemed to own more than 10% of the combined voting power of all classes of stock of ViralClear (or any parent or subsidiary), and an incentive stock option is granted to such employee, the term of such incentive stock option shall be no more than five years from the date of grant. The Committee may not grant incentive stock options under the ViralClear Plan to any employee that would permit the aggregate fair market value (determined on the date of grant) of the common stock with respect to which incentive stock options (under the ViralClear Plan and any other plan of ViralClear and its subsidiaries) are exercisable for the first time by such employee during any calendar year to exceed $100,000. To the extent any stock option granted under the ViralClear Plan that is designated as an incentive stock option exceeds this limit or otherwise fails to qualify as an incentive stock option, such stock option (or any such portion thereof) shall be a nonqualified stock option. In such case, the Committee shall designate which stock will be treated as incentive stock option stock by causing the issuance of a separate stock certificate and identifying such stock as incentive stock option stock on ViralClear’s stock transfer records.

If a stock option is exercisable prior to the time it is vested, the common stock obtained on the exercise of the stock option shall be restricted stock that is subject to the applicable provisions of the ViralClear Plan and the award agreement. If the Committee imposes conditions upon exercise, then subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the stock option may be exercised. No stock option may be exercised for a fractional share of common stock. The granting of a stock option shall impose no obligation upon the participant to exercise that stock option. The Committee will determine the manner in which recipients of stock options may pay the option exercise price, which may include payment by cash or check, bank draft, or money order payable to the order of ViralClear; by delivery of common stock owned by the participant on the exercise date, valued at its fair market value on the exercise date, and which the participant has not acquired from ViralClear within six months prior to the exercise date; by delivery (including by FAX or electronic transmission) to ViralClear or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by ViralClear, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to ViralClear, to sell certain of the shares of common stock purchased upon exercise of the stock option or to pledge such shares as collateral for a loan and promptly deliver to ViralClear the amount of sale or loan proceeds necessary to pay such purchase price; by requesting ViralClear to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares of Common Stock having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and/or in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee may grant SARs to any participant, either as a separate award or in connection with a stock option, and impose terms and conditions on such SARs. A SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of common stock with respect to which the SAR is to be exercised and the exercise date, which shall be at least three days after giving such notice, unless an earlier time shall have been mutually agreed upon. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash, in shares of common stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of common stock, the holder of the SAR shall receive that number of whole shares of common stock having an aggregate fair market value on the date of exercise equal to the value obtained by multiplying the difference between the fair market value of a share of common stock on the date of exercise over the SAR price as set forth in such SAR (or other value specified in the agreement granting the SAR), by the number of shares of common stock as to which the SAR is being exercised, with a cash settlement to be made for any fractional shares of common stock. The SAR price for any share of common stock subject to a SAR may be equal to or greater than the fair market value of such share on the date of grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time the SAR is granted.

Restricted Stock. Restricted stock consists of shares of our common stock that may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period, as specified by the Committee in the applicable award agreement.  The Committee may, in its sole discretion, remove any or all of the restrictions on such restricted stock. The Committee will set forth in the award agreement: the number of shares of common stock awarded; the price, if any, to be paid by the participant for such restricted stock and the method of payment of the price; the time or times within which such award may be subject to forfeiture; specified performance goals of ViralClear, a subsidiary, any division thereof or any group of employees of ViralClear, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such award; and all other terms, limitations, restrictions, and conditions applicable to the restricted stock.

Restricted Stock Units. Restricted stock units are the right to receive shares of common stock, cash, or a combination thereof at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. Restricted stock units shall be subject to such restrictions as the Committee determines, including, without limitation, a prohibition against sale, assignment, transfer, pledge, hypothecation, or other encumbrance for a specified period of time or a requirement that the holder forfeit (or in the case of shares of common stock or units sold to the participant, resell to ViralClear at cost) such shares or units in the event of termination of employment or service during the applicable period of restriction.

Vesting, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the ViralClear Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Committee determines. Except as otherwise provided in the particular award agreement, upon termination of service during the applicable restriction period, nonvested shares of restricted stock shall be forfeited by the participant.

Incentive stock options may not be transferred, assigned, pledged, hypothecated, or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the participant only by the participant or the participant’s legally authorized representative, and each award agreement in respect of an incentive stock option shall so provide, except that the Committee may waive or modify such limitation that is not required for compliance with Section 422 of the Code. Other awards granted under the ViralClear Plan generally may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a nonqualified stock option or SAR to be granted to a participant on terms which permit transfer by such participant to the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); a trust or trusts for the exclusive benefit of such Immediate Family Members; a partnership in which the only partners are such Immediate Family Members and/or entities which are controlled by the participant and/or Immediate Family Members; an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that there shall be no consideration for any such transfer; the award agreement pursuant to which such nonqualified stock option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with the ViralClear Plan; and subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution. Following any transfer, any such nonqualified stock option and SAR shall continue to be subject to the same terms and conditions as were applicable to such award immediately prior to transfer. The events of termination of service shall continue to be applied with respect to the original participant, following which the nonqualified stock options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the applicable award agreement. The Committee and ViralClear shall have no obligation to inform any transferee of a nonqualified stock option or SAR of any expiration, termination, lapse, or acceleration of such stock option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any common stock issuable or issued under a nonqualified stock option or SAR that has been transferred by a participant under the ViralClear Plan.

Capital Adjustments. In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of common stock or other securities of ViralClear, issuance of warrants or other rights to purchase common stock or other securities of ViralClear, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair market value of the award immediately after the transaction or event is equal to the fair market value of the award immediately prior to the transaction or event: the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; the number of shares and type of common stock (or other securities or property) subject to outstanding awards; the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation; the option price of each outstanding award; the amount, if any, ViralClear pays for forfeited shares of common stock; and the number of or SAR price of shares of common stock then subject to outstanding SARs previously granted and unexercised under the ViralClear Plan, to the end that the same proportion of ViralClear’s issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate SAR price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the ViralClear Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code, and such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which ViralClear is subject.

Amendment or Discontinuance of the ViralClear Plan. The ViralClear Board may at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the ViralClear Plan in whole or in part, except that we will obtain stockholder approval of any ViralClear Plan amendment to the extent necessary and desirable to comply with the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which our common stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the ViralClear Plan. Any amendments made shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding awards theretofore granted under the ViralClear Plan, notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the ViralClear Plan, the holder of any award outstanding under the ViralClear Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any award agreement relating thereto. Notwithstanding anything contained in the ViralClear Plan to the contrary, unless required by law, no action contemplated or permitted by the ViralClear Board or Committee for the alteration, amendment, revision, suspension, or termination of the ViralClear Plan shall adversely affect any rights of participants or obligations of ViralClear to participants with respect to any award theretofore granted under the ViralClear Plan without the consent of the affected participant.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2021, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	4,568,484	$4.57	3,048,522
Equity compensation plans not approved by security holders(2)	125,000	$5.00	2,330,750
Total	4,693,484	$4.58	5,379,272

(1) Represents shares available for issuance under the 2012 Plan.

(2) Represents shares available for issuance under the ViralClear Plan.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Marcum LLP. is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2021, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Marcum LLP (then Friedman LLP – Friedman LLP merged with Marcum LLP effective September 1, 2022).

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Marcum LLP (then Friedman LLP) matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Marcum LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Marcum LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in BioSig’s Annual Report on Form 10-K for fiscal year 2021, for filing with the SEC.

AUDIT COMMITTEE

David Weild IV, Chairman

Patrick J. Gallagher

James L. Klein

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Change in Registrant’s Certifying Accountant

On June 24, 2020, the Audit Committee approved the dismissal of Liggett & Webb, P.A. as the Company’s independent registered public accounting firm, effective as of June 24, 2020, and informed Liggett & Webb, P.A. of such dismissal on the date thereof.

Liggett & Webb, P.A.’s audit reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2018 and December 31, 2019, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the audit report on the consolidated financial statements of the Company as of and for the year ended December 31, 2018, which included an explanatory paragraph describing conditions that raise substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended December 31, 2018 and December 31, 2019, and through June 24, 2020, the date of Liggett & Webb, P.A.’s dismissal, there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with Liggett & Webb, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, had it not been resolved to the satisfaction of Liggett & Webb, P.A., would have caused Liggett & Webb, P.A. to make reference thereto in its reports on the Company’s consolidated financial statements for such periods. During the same periods, there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

At the time of its dismissal, we provided Liggett & Webb, P.A. with a copy of the above disclosure and requested that Liggett & Webb, P.A. furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company above. A copy of Liggett & Webb’s letter dated June 26, 2020, is attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on June 26, 2020.

On June 24, 2020, the Audit Committee approved the engagement of Friedman LLP as the Company’s independent registered public accounting firm.

Prior to the appointment of Friedman LLP, neither the Company nor anyone on its behalf had consulted with Friedman LLP with respect to (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Friedman LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Fees to Independent Registered Public Accounting Firms

The following is a summary of the fees billed to us by Friedman LLP and Liggett & Webb, P.A. for professional services rendered in the years ended December 31, 2021 and 2020:

	2021	2020
Audit Fees	$132,350	$147,206
Audit-Related Fees	25,200	78,250
Tax Fees	21,750	10,750
All Other Fees	-	85,000
Total Fees	$179,300	$321,206

Audit Fees. This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements.

Audit-Related Fees. This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

All Other Fees. This category includes aggregate fees billed in each of the last two fiscal years for products and services provided by Friedman LLP or Liggett & Webb, P.A., other than the services reported in the categories above.

Pre-Approval Policies and Procedures

Our audit committee pre-approves all auditing services and all permitted non-auditing services (including the fees and terms thereof) to be performed by our independent registered public accounting firm, except for de minimis non-audit services that are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-auditing services, provided that decisions of such subcommittee to grant pre-approval is presented to the full audit committee at its next scheduled hearing.

PROPOSAL 2: APPROVAL OF A REVERSE SPLIT

Background and Proposed Amendment

Our amended and restated certificate of incorporation, as amended to date (collectively, our “restated certificate of incorporation”), currently authorizes the Company to issue a total of 201,000,000 shares of capital stock, consisting of 200,000,000 shares of Common Stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share.

On October 26, 2022 subject to stockholder approval, the Board approved an amendment to our restated certificate of incorporation to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-2 to 1-for-10, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 10 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our restated certificate of incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s restated certificate of incorporation to effect the Reverse Stock Split is included as Annex A to this proxy statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Annual Meeting.

Reasons for the Reverse Stock Split Amendment

Maintain Nasdaq Listing

On the date of the mailing of this proxy statement, our Common Stock was listed on the Nasdaq Global Select Market under the symbol “BGSM.” The continued listing requirements of Nasdaq, among other things, require that our Common Stock must maintain a closing bid price in excess of $1.00 per share. We have in the past, and may in the future, be unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our Common Stock on Nasdaq.

On July 14, 2022, BioSig Technologies, Inc. (the “Company”) received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s common stock for the 30 consecutive business day period between May 31, 2022, through July 13, 2022, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that the Company will be provided with a compliance period of 180 calendar days, or until January 10, 2023 (the “Compliance Period”), in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

In order to regain compliance with Nasdaq’s minimum bid price requirement, the Company’s common stock must maintain a minimum closing bid price of $1.00 for at least ten consecutive business days during the Compliance Period. In the event the Company does not regain compliance by the end of the Compliance Period, the Company may be eligible for additional time to regain compliance. To qualify, the Company will be required to meet the continued listing requirement for the market value of its publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split if necessary. If the Company meets these requirements, the Company may be granted an additional 180 calendar days to regain compliance. However, if it appears to Nasdaq that the Company will be unable to cure the deficiency, or if the Company is not otherwise eligible for the additional cure period, Nasdaq will provide notice that the Company’s common stock will be subject to delisting.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-50.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the six-month anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our restated certificate of incorporation in substantially the form of the Reverse Stock Split Amendment attached to this proxy statement as Annex A. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the six-month anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effects of the Reverse Stock Split on Common Stock and Preferred Stock

Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

Based on ________ shares of our Common Stock outstanding as of the date hereof, the following table reflects the approximate number of shares of our Common Stock that would be outstanding as a result of the Reverse Stock Split under certain possible exchange ratios.

Proposed Ratio (Old Common Stock: New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split
2:1	50%	_______
3:1	66.67%	_______
4:1	75%	_______
5:1	80%	_______
6:1	83.33%	_______
7:1	85.71%	_______
8:1	87.5%	_______
9:1	88.89%	_______
10:1	90%	_______

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards) would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Each share of the Series C Preferred Stock is entitled to a nine percent (9%) annual dividend on the $1,000 per share sated value. The shares of the Series C Preferred Stock rank senior to the rights of the common stock and all other securities exercisable or convertible into shares of common stock. Any holder of Series C Preferred Stock is entitled at any time to convert any whole or partial number of shares of Series C Preferred Stock into shares of our common stock at a price of $3.75 per share, subject to a beneficial ownership limitation. The holders of the Series C Preferred Stock vote together with the holders of our common stock on an as-converted basis but may not vote the Series C Preferred Stock in excess of the beneficial ownership limitation of the Series C Preferred Stock. The beneficial ownership limitation is 4.99% of our then outstanding shares of common stock following such conversion or exercise, which may be increased to up to 9.99% of our then outstanding shares of common stock following such conversion or exercise upon the request of an individual holder. The beneficial ownership limitation is determined on an individual holder basis, such that the as-converted number of shares of one holder is not included in the shares outstanding when calculating the limitation for a different holder. In addition, absent the approval of holders representing at least 67% of the outstanding shares of the Series C Preferred Stock, we may not (i) increase the number of authorized shares of preferred stock, (ii) amend our charter documents, including the terms of the Series C Preferred Stock, in any manner adverse to the holders of the Series C Preferred Stock, including authorizing or creating any class of stock ranking senior to, or otherwise pari passu with, the shares of Series C Preferred Stock as to dividends, redemption or distribution of assets upon a liquidation.

We are currently authorized to issue a maximum of 200,000,000 shares of our Common Stock. As of the Record Date, there were ________ shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under, for example, our 2012 Plan (as defined below), our Board will proportionately reduce such reserve in accordance with the terms of the 2012 Plan. As of the Record Date, there were _______ shares of Common Stock reserved for issuance under the 2012 Plan, of which _______ remained available for future awards, and following the Reverse Stock Split, if any, such reserve will be reduced to between ___________ shares of Common Stock, of which between approximately __________ shares will be available for future awards.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our Common Stock, as well as any other equity awards granted pursuant to, or available under, the 2012 Plan, will be proportionately reduced, in accordance with the terms of the applicable Incentive Plan, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Sections 409A and 424. Correspondingly, the per share exercise price of any such options will be increased in direct proportion to the Reverse Stock Split ratio (rounded up to the nearest whole cent), so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain materially unchanged. For example, assuming that we effect the Reverse Stock Split at a ratio of 1-for-5, and that an optionee holds options to purchase 1,033 shares of our Common Stock at an exercise price of $1.00 per share, upon the effectiveness of the Reverse Stock Split at such ratio, the number of shares of the Common Stock subject to that option would be reduced to 206 (rounded down from 206.6 to account for fractional shares) and the exercise price would be proportionately increased to $5.00 per share.

As of ________, 2022, there are ______ warrants to purchase Common Stock outstanding, representing _______ shares of Common Stock at a weighted average exercise price of $____ per share. If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. A transaction statement will be sent to you by email upon request after the effective time of the Reverse Stock Split indicating the number of shares of New Common Stock you hold.

Effect on Registered Certificated Shares

Some stockholders of record hold their shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, you can send an email to our transfer agent at action@actionstocktransfer.com to receive instructions for exchanging your old certificate for a new certificate reflecting the Company’s new Cusip number and post-split number of shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will receive one share of Common Stock in lieu of such fractional share. If such shares are subject to an award granted under the Incentive Plans, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share for a fractional share (which will not apply to outstanding equity awards granted under the Incentive Plans), a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Required Vote

The affirmative vote of holders of a majority of the outstanding shares of our Common Stock and Series C Preferred Stock entitled to vote at the Annual Meeting on the Reverse Stock Split Proposal, voting together as a single class, is required for approval of the Reverse Stock Split Proposal.

Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Reverse Stock Split Proposal (Proposal 2).

PROPOSAL 3: APPROVAL OF THE TENTH AMENDMENT TO THE BIOSIG TECHNOLOGIES, INC. 2012 EQUITY INCENTIVE PLAN

Our Board is seeking the approval of our stockholders of an amendment to the 2012 Plan, which was adopted by our Board on October 26, 2022, subject to stockholder approval (the “Tenth Amendment”). The 2012 Plan was originally approved by our Board on October 19, 2012, and by our stockholders on October 17, 2012. Under the 2012 Plan as originally adopted, we reserved 2,000,000 shares of our common stock, plus (i) any shares of our common stock that had previously been reserved for issuance, but had not been so issued, pursuant to awards under the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”) and (ii) any shares of common stock subject to stock options or similar awards under the 2011 Plan that (x) expire or otherwise terminate without having been exercised in full or (y) are forfeited to or repurchased by the Company (with the maximum number of shares to be added pursuant to (x) and (y) equal to 1,500,000 shares), for a total of 3,500,000 shares of our common stock that could be issued pursuant to awards under the 2012 Plan. The 2012 Plan has been amended seven times, six of which amendments increased the number of shares of our common stock reserved for issuance pursuant to awards under the 2012 Plan. The First Amendment to the 2012 Plan increased the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by 2,506,123 shares, to a total of 6,006,123 shares of our common stock. The Second Amendment to the 2012 Plan increased the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by an additional 2,800,000 shares, to a total of 8,806,123 shares of our common stock. The Third Amendment to the 2012 Plan increased the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by an additional 2,880,000 shares, to a total of 11,686,123 shares of our common stock. The Fourth Amendment to the 2012 Plan revised the plan’s definition of fair market value for purposes of certain awards granted under the 2012 Plan. The Fifth Amendment to the 2012 Plan increased the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by an additional 3,500,000 shares, to a total of 15,186,123 shares of our common stock. The Sixth Amendment to the 2012 Plan increased the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by an additional 3,500,000 shares, to a total of 18,686,123 shares of our common stock available for issuance under the 2012 Plan. On September 10, 2018, the Company effected a 1-for-2.5 reverse stock split, such that after giving effect to the reverse stock split there were 7,474,450 shares of our common stock available for issuance under the 2012 Plan. The Seventh Amendment to the 2012 Plan increased the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by an additional 2,000,000 shares, to a total of 9,474,450 shares of our common stock. The Eighth Amendment to the 2012 Plan increased the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by an additional 2,500,000 shares, to a total of 11,974,450 shares of our common stock. As of October 31, 2021, there were 1,320,565 shares remaining available for future issuance of awards under the 2012 Plan. The Tenth Amendment would further increase the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan by an additional 3,000,000 shares, to a total of 17,474,450 shares of our common stock.

We believe that operation of the 2012 Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to employees, consultants, and directors; and to promote the success of our business. The 2012 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, consultants, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our 2012 Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe that there is an insufficient number of shares remaining under our 2012 Plan to meet our current and projected needs. Accordingly, it is the judgment of our Board that the Tenth Amendment is in the best interest of the Company and its stockholders. We believe that the Tenth Amendment, which increases the number of shares of common stock available for issuance pursuant to awards under the 2012 Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

A copy of the Tenth Amendment and the 2012 Plan, as amended by the first, second, third, fourth, fifth, sixth, seventh, eighth and ninth amendments, are included as Annex B and Annex C, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the 2012 Plan, which is qualified in its entirety by reference to the full text of the 2012 Plan.

The Board recommends that the stockholders vote “FOR” the approval of the Tenth Amendment.

Summary of the Proposed Tenth Amendment

Our Board adopted the Tenth Amendment on October 26, 2022, subject to stockholder approval, to increase the number of shares of our common stock available for issuance pursuant to awards under the 2012 Plan by an additional 3,000,000 shares, to a total of 17,474,450 shares of common stock (which includes 1,500,000 shares of our common stock previously reserved for issuance for awards under the 2011 Plan, but never so issued, or which expired or were terminated, forfeited, or repurchased by the Company).

Description of the 2012 Plan

Purpose. The purpose of the 2012 Plan is to enable the Company to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to employees, directors, and consultants; and to promote the success of the Company’s business. The 2012 Plan provides for the granting of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, and restricted stock units, which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of common stock, or a combination of cash and shares of common stock, as described in more detail below. The 2012 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, consultants, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of tax laws.

Effective Date and Expiration. The 2012 Plan became effective on October 19, 2012, subject to and conditioned upon stockholder approval of the 2012 Plan and will continue in effect for a term of 10 years from the later of (a) the 2012 Plan’s effective date of October 19, 2012, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of shares reserved for issuance under the 2012 Plan.

Share Authorization. Subject to certain adjustments, the maximum aggregate number of shares of our common stock that may be delivered pursuant to awards under the 2012 Plan is currently 14,474,450 shares (which includes 1,500,000 shares of our common stock previously reserved for issuance for awards under the 2011 Plan, but never so issued, or which expired or were terminated, forfeited, or repurchased by the Company), 100% of which may be delivered pursuant to incentive stock options. If the Tenth Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased by 3,000,000 shares for a total of 17,474,450 shares.

Shares to be issued may be made available from authorized but unissued or reacquired shares of our common stock. During the term of the 2012 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2012 Plan. If an award under the 2012 Plan is cancelled, forfeited to or repurchased by the Company; expires (in whole or in part); or is surrendered pursuant to an “Exchange Program” (as defined in the 2012 Plan), the shares subject to such cancelled, forfeited, repurchased, expired, or surrendered award may again be awarded under the 2012 Plan. With respect to stock appreciation rights, only shares of common stock actually issued pursuant to a stock appreciation right will cease to be available under the 2012 Plan, with the remaining shares of common stock subject to the stock appreciation right remaining available for future awards under the 2012 Plan. If shares of common stock are delivered to the Company in full or partial payment of the exercise price of a stock option or the tax withholding obligations related to awards granted under the 2012 Plan, the number of shares available for future awards under the 2012 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2012 Plan only to the extent the award is ultimately satisfied by the issuance of shares.

Administration. The 2012 Plan may be administered by our Board or one or more of its committees as may be designated by the Board to administer the 2012 Plan (the “Administrator”). The Administrator will determine the persons to whom awards are to be made; determine the fair market value, form, type, size, and terms of awards; construe and interpret the 2012 Plan and awards granted thereunder; prescribe, amend, and rescind rules and regulations relating to the 2012 Plan; modify or amend awards; institute and determine the terms and conditions of any Exchange Program; allow participants to satisfy withholding tax obligations in any manner permitted by the terms of the 2012 Plan; authorize any person to execute on behalf of the Company an instrument required to effect the grant of an award; allow a participant to defer the receipt of the payment of cash or the delivery of shares that otherwise would be due to such participant under an award, to the extent permitted under Code Section 409A; and make any other determinations it believes necessary for the administration of the 2012 Plan. Subject to the provisions of the 2012 Plan, the Administrator’s decisions, determinations, and interpretations will be final and binding on all plan participants and any other award holders.

Eligibility. Employees (including any employee who is also a director or an officer), consultants, and non-employee directors of the Company who render services to the Company are eligible to participate in the 2012 Plan. As of October 31, 2022, there were approximately __ employees, ___ directors, and ___ consultants who would be eligible for awards under the 2012 Plan.

Stock Options. The Administrator may grant either incentive stock options (“ISOs”) qualifying under Code Section 422, or nonstatutory stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Administrator will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following a termination of employment or service generally are fixed by the Administrator, except that the Administrator may not grant stock options with a term exceeding ten years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), a term exceeding five years.

The Administrator will determine the manner in which recipients of stock options may pay the option exercise price, which may include payment: (i) by cash, check, or promissory note, to the extent permitted by applicable laws; (ii) in shares of our common stock, provided such shares have a fair market value equal to the aggregate exercise price of the options exercised, and provided further that accepting such shares will not result in any adverse tax consequences to the Company, as the Administrator may determine it its sole discretion; (iii) under a cashless exercise program (whether through a broker or otherwise); (iv) by net exercise; (v) by such other methods of payment for the issuance of shares of common stock, to the extent permitted by applicable laws; or (vi) any combination of the foregoing.

Stock Appreciation Rights. The Administrator is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2012 Plan, or tandem SARs. SARs entitle a participant to receive an amount, in cash, shares, or a combination thereof, equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of common stock on the date of grant. The Administrator will determine the terms of each SAR at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following a termination of employment or service generally are fixed by the Administrator, except that no freestanding SAR may have a term exceeding ten years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units. The Administrator is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, and that may be forfeited in the event of certain terminations of employment or service prior to the end of the restricted period as specified by the Administrator in the applicable award agreement. Restricted stock units are the right to receive shares of common stock, cash, or a combination thereof at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Administrator, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of certain Company-wide, business unit, or individual goals (including, without limitation, continued employment with or service to the Company), or any other basis determined by the Administrator in its discretion.

Vesting, Forfeiture, Assignment. The Administrator, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2012 Plan. If the Administrator imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Administrator may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Administrator may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Administrator determines, including, without limitation, terms requiring forfeiture of awards in the event of a participant’s termination of employment or service. Except as otherwise determined by the Administrator, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period.

Awards granted under the 2012 Plan generally may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner except by will or by the laws of descent and distribution, except that the Administrator may, in its discretion and pursuant to the terms of an award agreement, permit transfers of awards (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of common stock or other securities of the Company, or other change in the corporate structure of the Company affecting shares of common stock occurs, then the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2012 Plan, will adjust the number and class of shares of common stock that may be delivered under the 2012 Plan and/or the number, class, and price of shares of common stock covered by each outstanding award. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2012 Plan or any stock option to violate Section 422 or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Amendment or Discontinuance of the 2012 Plan. The Board may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the 2012 Plan in whole or in part, except that the Company will obtain stockholder approval of any plan amendment to the extent necessary and desirable to comply with the requirements relating to the administration of equity-based awards under state corporate laws, federal and state securities laws, the Code, any securities exchange, stock market, or quotation system on which our common stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the 2012 Plan. Any amendments made shall, to the extent deemed necessary or advisable by our Board, be applicable to any outstanding awards theretofore granted under the 2012 Plan, notwithstanding any contrary provisions contained in any award agreement, provided that no amendment, alteration, suspension, or termination of the 2012 Plan will impair the rights of any participant unless mutually agreed to between the participant and the Administrator in a writing signed by both the participant and an authorized representative of the Company. Termination of the 2012 Plan will not affect the Administrator’s ability to exercise its powers granted under the 2012 Plan with respect to awards granted under the 2012 Plan prior to the date of its termination.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2012 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and the Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonstatutory stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonstatutory stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of (i) two years after the date the ISO was granted and (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a disqualifying disposition. If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonstatutory Stock Options. A participant generally will not recognize income at the time a nonstatutory stock option is granted. When a participant exercises a nonstatutory stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonstatutory stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonstatutory stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonstatutory stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares’ fair market value. The participant’s tax basis in such shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonstatutory stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives a grant of restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current fair market value of the shares and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Restricted Stock Units. In the case of an award of restricted stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2012 Plan is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of cash, any certificates for shares of common stock, or the registration of the shares in the participant’s name, as applicable, the participant remit to us an amount sufficient to satisfy the withholding requirements.

Such payment may be made in whole or in part by: (i) paying cash; (ii) electing to have the Company withhold otherwise deliverable shares of common stock that have a fair market value equal to the minimum statutory amount required to be withheld; (iii) delivering to the Company shares of the Company’s common stock already owned by the participant that have a fair market value equal to the statutory amount required to be withheld, provided the delivery of such shares will not result in any adverse accounting consequences to the Company, as the Administrator may determine in its sole discretion; or (iv) selling a sufficient number of shares of common stock otherwise deliverable to the participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.

Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in any of the circumstances described above, we will be entitled to a corresponding tax deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (y) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017 (each, a “Grandfathered Award”), so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to any Grandfathered Awards, and if we determine that Section 162(m) of the Code will apply to any such Grandfathered Award, the Company intends to construe and interpret and operate the 2012 Plan so that the terms of the Grandfathered Award will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2012 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by the Company of a compensation deduction.

New Plan Benefits

With respect to the increased number of shares reserved under the 2012 Plan pursuant to the Tenth Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2012 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Administrator.

The market value of our common stock is $___ per share based on the closing price of our common stock on November ___, 2022.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that cast a vote for, against, or abstain from such proposal is required for the approval of the Tenth Amendment.

The Board recommends that a vote FOR approval of the Tenth Amendment.

PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say-on-pay” proposal, is required under Section 14A of the Securities Exchange Act of 1934, as amended (which was put in place by the Dodd-Frank Act) and gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this vote is an advisory vote, this proposal is not binding upon the Company, our board of directors or the compensation committee; however, the compensation committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Compensation Philosophy and Practices,” the goals of our compensation program are to ensure that executive compensation rewards management for helping us achieve our corporate goals (increased sales, profitability, etc.) and align management’s overall goals and objectives with those of our stockholders. To achieve these goals, our board of directors and, going forward, our compensation committee, aims to:

●	provide a competitive compensation package that enables us to attract and retain qualified management personnel;

●	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value and facilitate executive retention;

●	reward our officers fairly for their role in our achievements; and

●	align executives’ interests with those of stockholders through long-term incentives linked to specific performance.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Philosophy and Practices, the accompanying compensation tables, and the related narrative disclosure in the Company’s proxy statement for the 2022 annual meeting.”

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to approve the advisory vote on executive compensation. This is a non-binding advisory vote.

The Board recommends a vote FOR the advisory vote on executive compensation disclosed in the Compensation Philosophy and Practices, the accompanying compensation tables, and the related narrative disclosure.

PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OURINDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2022 FISCAL YEAR

The Audit Committee of the Board has selected Marcum LLP (Friedman LLP merged with Marcum LLP effective September 1, 2022) as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Marcum LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Marcum LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares present cast for or against the proposal is required to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Abstentions will have no effect on the outcome of the vote on this proposal.

The Board recommends a vote FOR the ratification of Marcum LLP as our independent registered public accounting firm for the 2022 fiscal year.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our 2022 Annual Meeting and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than December 30, 2022, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted on or before the close of business to our corporate offices at 55 Greens Farms Road, Westport, Connecticut 06880, Attn: Secretary.

Stockholders wishing to nominate a director or submit proposals to be presented directly at the 2022 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 55 Greens Farms Road, Westport, Connecticut 06880 no earlier than ______, 2023 and no later than the close of business on ______, 2023. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice provisions in the Bylaws, subject to applicable rules of the SEC.

In addition to satisfying the requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 21, 2023 (i.e., the date that is 60 days prior to the anniversary date of this annual meeting of stockholders).

A copy of our 2021 Annual Report on Form 10-K, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to BioSig Technologies, Inc., Attention: Investor Relations, 55 Greens Farms Road, Westport, Connecticut 06880.

Annex A

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
BIOSIG TECHNOLOGIES, INC.

BioSig Technologies, Inc., (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The original Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on April 21, 2011.

2.	The Amended and Restated Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on July 22, 2013 (the “Certificate of Incorporation”).

3.

The Certificate of Incorporation was further amended by Certificates of Amendment of Restated Certificate of Incorporation of BioSig Technologies, Inc., filed with the Secretary of State of Delaware on January 21, 2014, March 28, 2014, August 21, 2014, November 25, 2016, and September 10, 2018.

4.

Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

5.

Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [●], New York time, on [●], each [●] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, shall be converted into [●] (#) share of the Corporation’s Common Stock, par value $0.001 per share, as constituted following such date.

6.	The Certificate of Incorporation is hereby amended by revising Article IV to include a new paragraph as follows:

“Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [two (2)] to [one hundred 100)] shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”), the exact ratio within such range to be determined by the Board of Directors of the Corporation prior to the Effective Time and publicly announced by the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

7.

Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

8.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS.]

A-1

IN WITNESS WHEREOF, BioSig Technologies, Inc., has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

BIOSIG TECHNOLOGIES, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

A-2

Annex B

TENTH AMENDMENT

TO THE

BIOSIG TECHNOLOGIES, INC. 2012 EQUITY INCENTIVE PLAN

This TENTH AMENDMENT TO THE BIOSIG TECHNOLOGIES, INC. 2012 EQUITY INCENTIVE PLAN (this “Amendment”), effective as of September ___, 2022, is made and entered into by BioSig Technologies, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the BioSig Technologies, Inc. 2012 Equity Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Section 18 of the Plan provides that the Board may amend the Plan at any time; and

WHEREAS, the Board desires to amend the Plan, to increase the number of shares of Common Stock that may be delivered pursuant to Awards under the Plan by an additional three million (3,000,000).

NOW, THEREFORE, in accordance with Section 18 of the Plan the Company hereby amends the Plan as follows:

1.     Section 3(a) of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 3(a):

(a)      Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 17,474,450 Shares, plus (i) any Shares that, as of the date of stockholder approval of this Plan, have been reserved but not issued pursuant to any awards granted under the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”) and are not subject to any awards granted thereunder, and (ii) any Shares subject to stock options or similar awards granted under the 2011 Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2011 Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clauses (i) and (ii) equal to 1,500,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

2.      Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of Page Intentionally Left Blank;

Signature Page Follows.]

B-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

BIOSIG TECHNOLOGIES, INC.

By:

Name:

Title:

B-2

Annex C

BIOSIG TECHNOLOGIES, INC. 2012 EQUITY INCENTIVE PLAN AS AMENDED BY THE FIRST, SECOND, THIRD, FOURTH, FIFTH, SIXTH, SEVENTH, EIGHTH AND NINTH AMENDMENTS

1. Purposes of the Plan.  The purposes of this Plan are:

●to attract and retain the best available personnel for positions of substantial responsibility,

●to provide additional incentive to Employees, Directors and Consultants, and

●to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.

2. Definitions.  As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan.  The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company.  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii) Change in Effective Control of the Company.  If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board,  in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means BioSig Technologies, a Delaware corporation, or any successor thereto.

(k) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased.  The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the arithmetic mean of the sales prices for such stock (or the closing bids, if no sales were reported) for the ten (10) trading days immediately preceding the day of determination, as quoted on such exchange or system for each such trading day, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(r)  “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(s) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(t) “Option” means a stock option granted pursuant to the Plan.

(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v) “Participant” means the holder of an outstanding Award.

(w) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(x) “Plan” means this 2012 Equity Incentive Plan.

(y) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(z) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(aa) “Service Provider” means an Employee, Director or Consultant.

(bb) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(cc) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(dd) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 14,474,450 Shares, plus (i) any Shares that, as of the date of stockholder approval of this Plan, have been reserved but not issued pursuant to any awards granted under the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”) and are not subject to any awards granted thereunder, and (ii) any Shares subject to stock options or similar awards granted under the 2011 Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2011 Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clauses (i) and (ii) equal to 1,500,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

(b) Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(c) Share Reserve.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Other Administration.  Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 18(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(d));

(x) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 14;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility.  Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Grant of Options.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b) Option Agreement.  Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Limitations.  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options.  For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d) Term of Option.  The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof.  In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(i) Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the effective date of grant of such Option.  At any time the Common Stock is listed on any established stock exchange or a national market system, the period for determining the exercise price for the Shares to be issued pursuant to the exercise of an Option must be irrevocably established at least ten (10) trading days prior to the effective date of grant of such Option and must be determined in accordance with the terms of Section 2(q)(i) of the Plan.  In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the effective date of grant.  Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the effective date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii) Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration.  The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise, (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (8) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding).  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares.  The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c) Exercise Price and Other Terms.  The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.  Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability.  Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a) Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator.  After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement.  The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Compliance With Code Section 409A.  Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator.  The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

11. Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.  A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.  For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Limited Transferability of Awards.

(a) Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant.  Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award; provided, however, that the Administrator will make such adjustments to an Award required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control.  In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing.  In taking any of the actions permitted under this subsection 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.  In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection 13(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 13(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

14. Tax Withholding.

(a) Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.  The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.  The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15. No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16. Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan.  Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board.  Unless sooner terminated under Section 18, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21. Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22. Information to Participants.  Beginning on the earlier of (i) the date that the aggregate number of Participants under this Plan is five hundred (500) or more and the Company is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and (ii) the date that the Company is required to deliver information to Participants pursuant to Rule 701 under the Securities Act, and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Participants pursuant to Rule 701 under the Securities Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information.  The Company may request that Participants agree to keep the information to be provided pursuant to this section confidential.  If a Participant does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act or Rule 701 of the Securities Act.

BIOSIG TECHNOLOGIES, INC.
55 GREENS FARMS ROAD
WESTPORT, CT 06880

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D92671-P82299

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOSIG TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Kenneth L. Londoner
02) David Weild, IV
03) Patrick J. Gallagher
04) Donald E. Foley
05) James J. Barry
06) Frederick D. Hrkac
07) James L. Klein

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D92672-P82299

BIOSIG TECHNOLOGIES, INC.
Annual Meeting of Stockholders
December 20, 2022 10:00 a.m.
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Steve Chaussy and Kenneth L. Londoner, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of BIOSIG TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., EST on December 20, 2022, at the Company's headquarters at 55 Greens Farms Road, Westport, CT 06880 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side